UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22427
MSAR Completion Portfolio
(formerly, Multi-Sector Option Strategy Portfolio)
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

MSAR Completion Portfolio

October 31, 2011

Portfolio of Investments

Corporate Bonds & Notes — 3.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Agriculture — 0.3%

Altria Group, Inc., 8.50%, 11/10/13	$1,000	$1,144,583

		$1,144,583

Beverages — 0.6%

Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$1,000	$1,175,731
Coca-Cola Refreshments USA, Inc., 1.125%, 11/12/13	1,200	1,198,685

		$2,374,416

Commercial Services — 0.3%

Western Union Co. (The), 6.50%, 2/26/14	$1,000	$1,099,667

		$1,099,667

Electric — 0.4%

PPL Energy Supply, LLC, 6.50%, 5/1/18	$1,200	$1,365,757

		$1,365,757

Entertainment — 0.3%

International Game Technology, 7.50%, 6/15/19	$1,100	$1,294,515

		$1,294,515

Media — 0.3%

Walt Disney Co. (The), 6.375%, 3/1/12	$1,000	$1,019,010

		$1,019,010

Office Equipment / Supplies — 0.3%

Xerox Corp., 6.40%, 3/15/16	$1,150	$1,293,020

		$1,293,020

Oil & Gas — 0.3%

Statoil ASA, 3.875%, 4/15/14	$1,000	$1,073,037

		$1,073,037

Retail — 0.6%

Home Depot, Inc., 5.25%, 12/16/13	$1,087	$1,183,655
Staples, Inc., 9.75%, 1/15/14	1,000	1,154,745

		$2,338,400

Total Corporate Bonds & Notes
(identified cost $12,606,482)		$13,002,405

Commercial Mortgage-Backed Securities — 26.6%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2002-2, Class A3,
5.118%, 7/11/43	$717	$722,817
BACM, Series 2003-1, Class A2,
4.648%, 9/11/36	3,000	3,099,999
BACM, Series 2003-2, Class A4,
5.061%, 3/11/41(1)	1,500	1,579,082
BACM, Series 2004-1, Class A4,
4.76%, 11/10/39	1,500	1,593,877
BACM, Series 2004-6, Class A5,
4.811%, 12/10/42	1,500	1,624,645
BACM, Series 2005-1, Class A5,
5.33%, 11/10/42(1)	1,750	1,937,324
BSCMS, Series 2002-TOP8, Class A2,
4.83%, 8/15/38	2,619	2,667,511
BSCMS, Series 2003-T10, Class A2,
4.74%, 3/13/40	3,000	3,120,457
BSCMS, Series 2004-PWR4, Class A2,
5.286%, 6/11/41(1)	1,570	1,633,069
BSCMS, Series 2004-T14, Class A4,
5.20%, 1/12/41(1)	1,250	1,350,575
CGCMT, Series 2004-C1, Class A3,
5.251%, 4/15/40(1)	256	266,454
CGCMT, Series 2004-C1, Class A4,
5.368%, 4/15/40(1)	1,030	1,114,389
CGCMT, Series 2004-C2, Class A5,
4.733%, 10/15/41	1,300	1,396,644
COMM, Series 2004-LB2A, Class A4,
4.715%, 3/10/39	1,500	1,589,684
COMM, Series 2005-LP5, Class A4,
4.982%, 5/10/43(1)	2,065	2,270,840
CSFB, Series 2002-CKP1, Class A3,
6.439%, 12/15/35	225	226,974
CSFB, Series 2002-CP5, Class A2,
4.94%, 12/15/35	3,000	3,088,977
CSFB, Series 2003-C3, Class D,
4.131%, 5/15/38	2,250	2,202,524
CSFB, Series 2004-C1, Class A4,
4.75%, 1/15/37(1)	1,500	1,584,514
CSFB, Series 2004-C2, Class A2,
5.416%, 5/15/36(1)	1,300	1,399,841
CSFB, Series 2004-C3, Class A5,
5.113%, 7/15/36(1)	2,250	2,433,122
CSFB, Series 2004-C4, Class A5,
4.514%, 10/15/39	1,500	1,539,219

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

CSFB, Series 2005-C1, Class A4,
5.014%, 2/15/38(1)	$1,250	$1,363,253
CSFB, Series 2005-C4, Class A3,
5.12%, 8/15/38(1)	933	942,464
GCCFC, Series 2002-C1, Class A4,
4.948%, 1/11/35	2,932	2,991,653
GCCFC, Series 2003-C1, Class D,
4.29%, 7/5/35(2)	1,250	1,276,028
GCCFC, Series 2003-C2, Class A3,
4.533%, 1/5/36	517	522,442
GECMC, Series 2002-2A, Class A2,
4.97%, 8/11/36	204	204,802
GECMC, Series 2002-2A, Class A3,
5.349%, 8/11/36	3,000	3,058,810
GECMC, Series 2002-2A, Class F,
6.019%, 8/11/36(1)(2)	2,000	2,027,600
GECMC, Series 2004-C1, Class A3,
4.596%, 11/10/38	1,000	1,051,690
GECMC, Series 2004-C2, Class A4,
4.893%, 3/10/40	1,260	1,340,869
GECMC, Series 2004-C3, Class A4,
5.189%, 7/10/39(1)	1,790	1,933,913
GECMC, Series 2005-C1, Class A3,
4.578%, 6/10/48	1,288	1,325,556
GMACC, Series 2004-C2, Class A2,
4.76%, 8/10/38	326	325,702
GMACC, Series 2004-C3, Class A5,
4.864%, 12/10/41	2,000	2,152,306
GSMS, Series 2004-GG2, Class A6,
5.396%, 8/10/38(1)	1,850	1,989,579
JPMCC, Series 2002-C1, Class A3,
5.376%, 7/12/37	868	881,850
JPMCC, Series 2002-C3, Class A2,
4.994%, 7/12/35	1,833	1,892,029
JPMCC, Series 2002-CIB5, Class A2,
5.161%, 10/12/37	1,850	1,904,026
JPMCC, Series 2003-C1, Class A2,
4.985%, 1/12/37	3,500	3,632,585
JPMCC, Series 2003-CB7, Class A4,
4.879%, 1/12/38(1)	1,973	2,082,874
JPMCC, Series 2003-LN1, Class A2,
4.92%, 10/15/37(1)	1,700	1,790,500
JPMCC, Series 2004-C1, Class A3,
4.719%, 1/15/38	1,000	1,063,883
JPMCC, Series 2004-CB8, Class A3,
4.007%, 1/12/39	1,189	1,199,914
JPMCC, Series 2005-CB11, Class A3,
5.197%, 8/12/37	1,126	1,139,281
JPMCC, Series 2005-LDP1, Class A3,
4.865%, 3/15/46	1,150	1,222,223
JPMCC, Series 2005-LDP3, Class A3,
4.959%, 8/15/42	2,096	2,156,694
LB-UBS, Series 2002-C4, Class A3,
4.071%, 9/15/26	257	258,640
LB-UBS, Series 2004-C4, Class A4,
5.321%, 6/15/29(1)	2,000	2,173,870
LB-UBS, Series 2004-C8, Class A4,
4.51%, 12/15/29	31	30,549
MLMT, Series 2003-KEY1, Class A4,
5.236%, 11/12/35(1)	1,000	1,060,960
MLMT, Series 2004-BPC1, Class A4,
4.724%, 10/12/41(1)	1,000	1,045,791
MSC, Series 2003-IQ4, Class A2,
4.07%, 5/15/40	1,413	1,459,537
MSC, Series 2003-IQ5, Class A4,
5.01%, 4/15/38	1,653	1,723,117
MSC, Series 2003-IQ6, Class A4,
4.97%, 12/15/41	1,250	1,328,753
MSC, Series 2004-IQ7, Class A4,
5.408%, 6/15/38(1)	1,250	1,354,026
MSC, Series 2004-IQ8, Class A5,
5.11%, 6/15/40(1)	2,250	2,434,315
MSDWC, Series 2003-HQ2, Class A2,
4.92%, 3/12/35	2,445	2,535,815
WBCMT, Series 2003-C5, Class A2,
3.989%, 6/15/35	2,400	2,478,498
WBCMT, Series 2004-C11, Class A5,
5.215%, 1/15/41(1)	1,500	1,618,996
WBCMT, Series 2004-C12, Class A4,
5.316%, 7/15/41(1)	2,065	2,228,938
WBCMT, Series 2005-C17, Class A4,
5.083%, 3/15/42(1)	1,250	1,372,146

Total Commercial Mortgage-Backed Securities
(identified cost $100,051,000)		$103,019,015

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Portfolio of Investments — continued

U.S. Treasury Obligations — 27.2%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Note, 0.875%, 2/29/12	$25,000	$25,071,400
U.S. Treasury Note, 1.00%, 3/31/12(3)	40,000	40,157,880
U.S. Treasury Note, 1.375%, 4/15/12	40,000	40,239,080

Total U.S. Treasury Obligations
(identified cost $105,459,528)		$105,468,360

Call Options Purchased — 0.0%(4)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	111	$1,350.00	11/19/11	$8,603
S&P 500 Index FLEX	113	1,270.00	11/2/11	25,921
S&P 500 Index FLEX	113	1,275.00	11/3/11	27,816
S&P 500 Index FLEX	113	1,280.00	11/4/11	27,376
S&P 500 Index FLEX	113	1,310.00	11/8/11	10,293
S&P 500 Index FLEX	113	1,310.00	11/10/11	16,707
S&P 500 Index FLEX	104	1,330.00	11/11/11	5,018
S&P 500 Index FLEX	111	1,330.00	11/15/11	12,498
S&P 500 Index FLEX	111	1,350.00	11/16/11	4,364
S&P 500 Index FLEX	111	1,345.00	11/23/11	15,708
S&P 500 Index FLEX	111	1,385.00	11/23/11	1,870
S&P 500 Index FLEX	111	1,390.00	11/25/11	1,978
U.S. 30-Year Treasury Bond Futures	125	149.00	11/25/11	23,438

Total Call Options Purchased
(identified cost $333,220)				$181,590

Put Options Purchased — 1.3%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	111	$1,050.00	11/19/11	$19,702
S&P 500 Index	660	1,100.00	3/17/12	2,369,400
S&P 500 Index	350	1,150.00	6/16/12	2,404,500
S&P 500 Index FLEX	113	955.00	11/2/11	0
S&P 500 Index FLEX	113	977.00	11/3/11	0
S&P 500 Index FLEX	113	980.00	11/4/11	0
S&P 500 Index FLEX	113	1,020.00	11/8/11	101
S&P 500 Index FLEX	113	1,020.00	11/10/11	360
S&P 500 Index FLEX	104	1,040.00	11/11/11	907
S&P 500 Index FLEX	111	1,020.00	11/15/11	2,268
S&P 500 Index FLEX	111	1,050.00	11/16/11	5,300
S&P 500 Index FLEX	111	1,070.00	11/23/11	21,668
S&P 500 Index FLEX	111	1,125.00	11/23/11	49,141
S&P 500 Index FLEX	111	1,130.00	11/25/11	61,269

Total Put Options Purchased
(identified cost $9,202,431)				$4,934,616

Short-Term Investments — 42.0%

U.S. Treasury Obligations — 20.6%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.03%, 1/12/12	$40,000	$39,996,200
U.S. Treasury Bill, 0.063%, 2/16/12	40,000	39,998,520

Total U.S. Treasury Obligations
(identified cost $79,990,110)		$79,994,720

Other Securities — 21.4%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(5)	$82,950	$82,950,391

Total Other Securities
(identified cost $82,950,391)		$82,950,391

Total Short-Term Investments
(identified cost $162,940,501)		$162,945,111

Total Investments — 100.5%
(identified cost $390,593,162)		$389,551,097

Call Options Written — (0.6)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	111	$1,290.00	11/19/11	$(120,435)
S&P 500 Index FLEX	113	1,215.00	11/2/11	(438,107)
S&P 500 Index FLEX	113	1,220.00	11/3/11	(394,377)
S&P 500 Index FLEX	113	1,225.00	11/4/11	(355,465)
S&P 500 Index FLEX	113	1,255.00	11/8/11	(177,014)
S&P 500 Index FLEX	113	1,255.00	11/10/11	(197,032)
S&P 500 Index FLEX	104	1,270.00	11/11/11	(118,509)
S&P 500 Index FLEX	111	1,270.00	11/15/11	(159,961)
S&P 500 Index FLEX	111	1,290.00	11/16/11	(87,648)
S&P 500 Index FLEX	111	1,285.00	11/23/11	(145,455)

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Portfolio of Investments — continued

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index FLEX	111	$1,325.00	11/23/11	$(37,731)
S&P 500 Index FLEX	111	1,330.00	11/25/11	(35,801)

Total Call Options Written
(premiums received $1,382,280)				$(2,267,535)

Put Options Written — (0.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	111	$1,110.00	11/19/11	$(43,290)
S&P 500 Index FLEX	113	1,010.00	11/2/11	0
S&P 500 Index FLEX	113	1,032.00	11/3/11	0
S&P 500 Index FLEX	113	1,035.00	11/4/11	(1)
S&P 500 Index FLEX	113	1,075.00	11/8/11	(657)
S&P 500 Index FLEX	113	1,075.00	11/10/11	(1,733)
S&P 500 Index FLEX	104	1,100.00	11/11/11	(4,475)
S&P 500 Index FLEX	111	1,080.00	11/15/11	(7,883)
S&P 500 Index FLEX	111	1,110.00	11/16/11	(17,404)
S&P 500 Index FLEX	111	1,130.00	11/23/11	(52,936)
S&P 500 Index FLEX	111	1,185.00	11/23/11	(120,104)
S&P 500 Index FLEX	111	1,190.00	11/25/11	(141,932)
U.S. 30-Year Treasury Bond Futures	125	134.00	11/25/11	(78,125)

Total Put Options Written
(premiums received $1,486,286)				$(468,540)

Other Assets, Less Liabilities — 0.2%				$753,055

Net Assets — 100.0%				$387,568,077

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BACM	- Bank of America Commercial Mortgage, Inc.
BSCMS	- Bear Stearns Commercial Mortgage Securities, Inc.
CGCMT	- Citigroup Commercial Mortgage Trust
COMM	- Commercial Mortgage Pass-Through Certificate
CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
FLEX	- FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
GCCFC	- Greenwich Capital Commercial Funding Corp.
GECMC	- General Electric Commercial Mortgage Corp.
GMACC	- GMAC Commercial Mortgage Securities, Inc.
GSMS	- Goldman Sachs Mortgage Securities Corporation II
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	- LB-UBS Commercial Mortgage Trust
MLMT	- Merrill Lynch Mortgage Trust
MSC	- Morgan Stanley Capital I
MSDWC	- Morgan Stanley Dean Witter Capital I
WBCMT	- Wachovia Bank Commercial Mortgage Trust

(1)	Weighted average fixed-rate coupon that changes/updates monthly.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $3,303,628 or 0.9% of the Portfolio’s net assets.

(3)	Security (or portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(4)	Amount is less than 0.05%.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $307,642,771)	$306,600,706
Affiliated investment, at value (identified cost, $82,950,391)	82,950,391
Cash	621,726
Interest receivable	715,660
Interest receivable from affiliated investment	6,928
Receivable for investments sold	904
Receivable for variation margin on open financial futures contracts	357,080

Total assets	$391,253,395

Liabilities

Written options outstanding, at value (premiums received, $2,868,566)	$2,736,075
Payable for investments purchased	622,630
Payable to affiliates:
Investment adviser fee	243,478
Trustees’ fees	716
Accrued expenses	82,419

Total liabilities	$3,685,318

Net Assets applicable to investors’ interest in Portfolio	$387,568,077

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$389,238,686
Net unrealized depreciation	(1,670,609)

Total	$387,568,077

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest	$3,547,938
Interest allocated from affiliated investment	158,978
Expenses allocated from affiliated investment	(17,169)

Total investment income	$3,689,747

Expenses

Investment adviser fee	$1,936,724
Trustees’ fees and expenses	7,162
Custodian fee	195,338
Legal and accounting services	47,978
Miscellaneous	10,580

Total expenses	$2,197,782

Deduct —
Reduction of custodian fee	$3

Total expense reductions	$3

Net expenses	$2,197,779

Net investment income	$1,491,968

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,801,102)
Investment transactions allocated from affiliated investment	6,264
Written options	9,606,971
Financial futures contracts	(600,007)

Net realized gain	$6,212,126

Change in unrealized appreciation (depreciation) —
Investments	$(5,106,699)
Written options	(174,235)
Financial futures contracts	(498,814)

Net change in unrealized appreciation (depreciation)	$(5,779,748)

Net realized and unrealized gain	$432,378

Net increase in net assets from operations	$1,924,346

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended	Period Ended
Increase (Decrease) in Net Assets	October 31, 2011	October 31, 2010(1)

From operations —
Net investment income	$1,491,968	$292,512
Net realized gain (loss) from investment transactions, written options and financial futures contracts	6,212,126	(271,470)
Net change in unrealized appreciation (depreciation) from investments, written options and financial futures contracts	(5,779,748)	228,074

Net increase in net assets from operations	$1,924,346	$249,116

Capital transactions —
Contributions	$338,648,222	$105,112,579
Withdrawals	(56,409,178)	(1,957,008)

Net increase in net assets from capital transactions	$282,239,044	$103,155,571

Net increase in net assets	$284,163,390	$103,404,687

Net Assets

At beginning of period	$103,404,687	$—

At end of period	$387,568,077	$103,404,687

(1)	For the period from the start of business, August 24, 2010, to October 31, 2010.

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Supplementary Data

	Year Ended	Period Ended
Ratios/Supplemental Data	October 31, 2011	October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.92%	1.20	%(3)
Net investment income	0.62%	1.90	%(3)
Portfolio Turnover	32%	2	%(4)

Total Return	0.90%	0.30	%(4)

Net assets, end of year (000’s omitted)	$387,568	$103,405

(1)	For the period from the start of business, August 24, 2010, to October 31, 2010.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Annualized.
(4)	Not annualized.

See Notes to Financial Statements.

MSAR Completion Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

MSAR Completion Portfolio (formerly, Multi-Sector Option Strategy Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Multi-Strategy Absolute Return Fund held a 98.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on August 24, 2010 to October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could

MSAR Completion Portfolio

October 31, 2011

Notes to Financial Statements — continued

be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets that are subject to a written put spread and/or call spread strategy up to $500 million and at reduced rates on such daily net assets of $500 million or more. The investment adviser fee is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the investment adviser fee amounted to $1,936,724 or 0.80% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. BMR pays PRA a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $82,313,797 and $29,011,015, respectively, for the year ended October 31, 2011.

MSAR Completion Portfolio

October 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$391,359,480

Gross unrealized appreciation	$3,131,152
Gross unrealized depreciation	(4,939,535)

Net unrealized depreciation	$(1,808,383)

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2011 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Futures Contracts
					Net
Expiration					Unrealized
Month/Year	Contracts	Position	Aggregate Cost	Value	Depreciation

12/11	226 S&P 500 E-Mini Index	Short	$(13,356,055)	$(14,117,090)	$(761,035)

Written options activity for the year ended October 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	1,823	$1,143,707
Options written	36,759	31,915,905
Options exercised	(8,751)	(9,793,070)
Options expired	(27,036)	(20,397,976)

Outstanding, end of year	2,795	$2,868,566

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Portfolio will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions. The Portfolio also entered into certain options and futures contracts to hedge against fluctuations in security prices of investments held by Eaton Vance Multi-Strategy Absolute Return Fund (the Fund), which had a 98.7% interest in the Portfolio as of October 31, 2011. The Portfolio serves as the completion portfolio for the Fund.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against fluctuations in interest rates and to manage its effective duration, the Portfolio purchases and sells U.S. Treasury futures contracts and options thereon.

MSAR Completion Portfolio

October 31, 2011

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

		Fair Value

Risk	Derivative	Asset Derivatives		Liability Derivatives

Equity Price	Futures Contracts	$—		$(761,035	)*
Equity Price	Purchased Options	5,092,768	(1)	—
Equity Price	Written Options	—		(2,657,950	)(2)

		$5,092,768		$(3,418,985)

Interest Rate	Purchased Options	$23,438	(1)	$—
Interest Rate	Written Options	—		(78,125	)(2)

		$23,438		$(78,125)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

		Realized Gain (Loss)		Change in Unrealized
		on Derivatives Recognized		Appreciation (Depreciation) on
Risk	Derivative	in Income		Derivatives Recognized in Income

Equity Price	Purchased Options	$(3,666,301	)(1)	$(4,131,332	)(4)
Equity Price	Written Options	9,606,971	(2)	(204,193	)(5)
Equity Price	Futures Contracts	282,690	(3)	(654,629	)(6)

		$6,223,360		$(4,990,154)

Interest Rate	Purchased Options	$—		$(92,057	)(4)
Interest Rate	Written Options	—		29,958	(5)
Interest Rate	Futures Contracts	(882,697	)(3)	155,815	(6)

		$(882,697)		$93,716

Statement of Operations location:

(1)	Net realized gain (loss) – Investment transactions.
(2)	Net realized gain (loss) – Written options.
(3)	Net realized gain (loss) – Financial futures contracts.
(4)	Change in unrealized appreciation (depreciation) – Investments.
(5)	Change in unrealized appreciation (depreciation) – Written options.
(6)	Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately $14,155,000.

The average number of purchased option contracts outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately 3,000 contracts.

MSAR Completion Portfolio

October 31, 2011

Notes to Financial Statements — continued

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$13,002,405	$—	$13,002,405
Commercial Mortgage-Backed Securities	—	103,019,015	—	103,019,015
U.S. Treasury Obligations	—	105,468,360	—	105,468,360
Call Options Purchased	32,041	149,549	—	181,590
Put Options Purchased	4,793,602	141,014	—	4,934,616
Short-Term Investments —
U.S. Treasury Obligations	—	79,994,720	—	79,994,720
Other Securities	—	82,950,391	—	82,950,391

Total Investments	$4,825,643	$384,725,454	$—	$389,551,097

Liability Description

Call Options Written	$(120,435)	$(2,147,100)	$—	$(2,267,535)
Put Options Written	(78,125)	(390,415)	—	(468,540)
Futures Contracts	(761,035)	—	—	(761,035)

Total	$(959,595)	$(2,537,515)	$—	$(3,497,110)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

MSAR Completion Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of MSAR Completion Portfolio (formerly Multi-Sector Option Strategy Portfolio):

We have audited the accompanying statement of assets and liabilities of MSAR Completion Portfolio (formerly Multi-Sector Option Strategy Portfolio) (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for the year then ended and for the period from the start of business, August 24, 2010, to October 31, 2010. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of MSAR Completion Portfolio as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets, and the supplementary data for the year then ended and for the period from the start of business, August 24, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2011

MSAR Completion Portfolio

October 31, 2011

Notice to Shareholders

Effective August 15, 2011, Justin H. Bourgette and Thomas A. Shively were added as Portfolio Managers to MSAR Completion Portfolio.

MSAR Completion Portfolio

October 31, 2011

Management and Organization

Fund Management. The Trustees of MSAR Completion Portfolio (the Portfolio) are responsible for the overall management and supervision of the Portfolio’s affairs. The Trustees and officers of the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2010	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2010	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2010	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

MSAR Completion Portfolio

October 31, 2011

Management and Organization — continued

Position(s)
	with the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Payson F. Swaffield 1956	President	Since 2010	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2010	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary and Chief Legal Officer since 2010	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2010	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Eaton Vance Multi-Strategy Absolute Return Fund (which invests in the Portfolio) includes additional information about the Trustees and officers of the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$33,000	$33,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,000	$10,000

All Other Fees(3)	$900	$0

Total	$43,900	$43,000

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/10	10/31/11

Registrant	$10,900	$10,000

Eaton Vance(1)	$278,901	$226,431

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MSAR Completion Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 19, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 19, 2011

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 19, 2011